Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 31,729.54
Total Transaction Valuation	207,247,117.22
Total Offset Amount	26,392.19
Net Fee	$ 5,337.35